                                                                       Exhibit 2

           NUMBER                                                                                              SHARES

  SCC
                                                       snyder|communications
          CIRCLE.COM                                                                                         CIRCLE.COM
         COMMON STOCK                                        circle.com                                     COMMON STOCK

  INCORPORATED UNDER THE LAWS OF                                                                          CUSIP 832914 20 4
      THE STATE OF DELAWARE
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE IN
       NEW YORK, NEW YORK

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   THIS CERTIFIES that





   is the owner of
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         FULLY PAID AND NON-ASSESSABLE SHARES OF SNYDER COMMUNICATIONS, INC.-CIRCLE.COM COMMON STOCK, PAR VALUE $0.001, OF

                                                    SNYDER COMMUNICATIONS, INC.

transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, a copy of which is on file at the office of the Transfer Agent.  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                       CERTIFICATE OF STOCK

Dated:

                                                    Snyder Communications, Inc.

                                                             CORPORATE
             /s/ A. Clayton Perfall                            SEAL                            /s/ Daniel M. Snyder
                                                               1996
Chief Financial Officer and Treasurer                        DELAWARE                  Chairman and Chief Executive Officer
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COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 TRANSFER AGENT
                                  AND REGISTRAR

BY

                           AUTHORIZED SIGNATURE

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                          SNYDER COMMUNICATIONS, INC.
                                  CIRCLE.COM

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO
THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
    TEN COM - as tenants in common               UNIF GIFT MIN ACT-_______________Custodian______________
    TEN ENT - as tenants by the entireties                             (Cust)                  (Minor)
    JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
              survivorship and not as tenants                       Act_______________________________
              in common.                                                        (State)

                                                 UNIF TRANS MIN ACT-______________Custodian______________
                                                                       (Cust)                  (Minor)
                                                                    under Uniform Transfers to Minors
                                                                    Act____________________________
                                                                                (State)

                        Additional abbreviations may also be used though not in the above list.

    For value received, ________________________________________hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

________________________________________________________________________________________________________

________________________________________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________________________________

________________________________________________________________________________________________________

__________________________________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and

________________________________________________________________________________________________________
appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power

________________________________________________________________________________________________________
of substitution in the premises.

Dated, _________________________________

                                                    X__________________________________________________
                                                                         (Signature)
                       NOTICE:
               THE SIGNATURE(S) TO THIS
               ASSIGNMENT MUST CORRES-
               POND WITH THE NAME(S) AS
               WRITTEN UPON THE FACE OF    ====>
               THE CERTIFICATE IN EVERY
               PARTICULAR WITHOUT ALTER-
               ATION OR ENLARGEMENT OR
               ANY CHANGE WHATEVER.
                                                    X__________________________________________________
                                                                         (Signature)

Signature(s) Guaranteed:______________________

By:


______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.
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